UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2006 (July 13, 2006)

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer
or organization)		Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1620

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Behringer Harvard Opportunity REIT I, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on July 19, 2006 to provide the required financial statements relating to our acquisition of an eight-story office building in Middleton, Massachusetts (“Ferncroft Corporate Center”), as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to Ferncroft Corporate Center that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

Item 9.01               Financial Statements and Exhibits.

		Page
(a)	Financial Statements of Businesses Acquired

	Independent Auditors’ Report	3

	Statement of Revenues and Certain Operating Expenses for the six months ended June 30, 2006 (unaudited) and for the year ended December 31, 2005	4

	Notes to the Statement of Revenues and Certain Operating Expenses	5

(b)	Pro Forma Financial Information

	Unaudited Pro Forma Consolidated Financial Information	7

	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2006	8

	Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2006	9

	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005	10

	Unaudited Notes to Pro Forma Consolidated Financial Statements	11

(c)	Shell Company Transactions

	Not applicable

(d)	Exhibits

	None

Independent Auditors’ Report

To the Board of Directors and Stockholders of

Behringer Harvard Opportunity REIT I, Inc.

Addison, Texas

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of Ferncroft Corporate Center, an office building located in Middleton, Massachusetts (the “Property”) for the year ended December 31, 2005.  This Historical Summary is the responsibility of the Property’s management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Behringer Harvard Opportunity REIT I, Inc.) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Dallas, Texas

August 31, 2006

Ferncroft Corporate Center

Statement of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2006 (Unaudited) and

For the Year Ended December 31, 2005

	Six Months
	Ended	Year Ended
	June 30,	December 31,
	2006	2005
	(unaudited)
Revenues:
Rental revenue	$1,248,474	$1,761,004
Tenant reimbursement income	765,328	1,261,936

Total revenues	2,013,802	3,022,940

Certain operating expenses:
Property operating expenses	807,774	1,502,792
Real estate taxes	107,311	217,865
General and administrative expenses	54,333	127,660
Property management fees	41,068	63,762

Total certain operating expenses	1,010,486	1,912,079

Revenues in excess of certain operating expenses	$1,003,316	$1,110,861

See accompanying notes to statement of revenues and certain operating expenses.

Ferncroft Corporate Center

Notes to the Statement of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2006 (Unaudited) and

For the Year Ended December 31, 2005

1.                              Basis of Presentation

On July 13, 2006, Behringer Harvard Opportunity REIT I, Inc. (the “Company”) acquired an eight-story office building containing approximately 226,338 rentable square feet (unaudited) located on approximately 12.6 acres (unaudited) of land in Middleton, Massachusetts (“Ferncroft Corporate Center”).

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of Ferncroft Corporate Center, exclusive of items which may not be comparable to the proposed future operations of Ferncroft Corporate Center such as depreciation and amortization, interest expense and corporate expenses.

The statement of revenues and certain operating expenses and notes thereto for the six months ended June 30, 2006 included in this report are unaudited. In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consisted of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

2.                          Principles of Reporting and Use of Estimates

                                    The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and certain operating expenses during the reporting period.  Actual results may differ from those estimates.

3.         Significant Accounting Policies

Revenue Recognition

Ferncroft Corporate Center’s operations consist of rental income earned from its tenants under lease agreements which generally provide for minimum rent payments.  All leases have been accounted for as operating leases.  Rental income is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire terms of the leases, including the effect of any rent holidays, which amounted to an increase in rental income of approximately $53,000 for the six months ended June 30, 2006 (unaudited) and approximately $40,000 for the year ended December 31, 2005.

4.         Leases

The aggregate annual minimum future rental income on the non-cancelable operating leases held in effect as of December 31, 2005 for the next five years are as follows:

Year Ending December 31:
2006	$2,380,475
2007	2,431,659
2008	2,478,189
2009	2,374,229
2010	865,474

Ferncroft Corporate Center

Notes to the Statement of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2006 (Unaudited) and

For the Year Ended December 31, 2005

Minimum future rental income represents the base rent required to be paid under the terms of the leases exclusive of charges for contingent rents, electrical services, real estate taxes, and operating cost escalations.  There were no contingent rents in 2005.

5.         Concentrations

The following presents the percentage of rental income (base rent) from the tenants who individually represent more than 10% of Ferncroft Corporate Center’s rental revenues for the year ended December 31, 2005:

Name	Percentage
Verizon International Services, Inc.	74.78%
SAS Institute, Inc.	25.22%

*****

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Pro Forma Consolidated Financial Information

On July 13, 2006, we acquired an eight-story office building containing approximately 226,338 rentable square feet located on approximately 12.6 acres of land in Middleton, Massachusetts (“Ferncroft Corporate Center”), through Behringer Harvard Ferncroft, LLC, a wholly-owned subsidiary of Behringer Harvard Opportunity OP I, LP, our operating partnership.  The total contract purchase price of Ferncroft Corporate Center, exclusive of closing costs, was $27,000,000, which was paid entirely through the use of proceeds of our offering of common stock to the public.

In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

as of June 30, 2006

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had acquired Ferncroft Corporate Center as of June 30, 2006.  This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statements of Operations and the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2006.  The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on June 30, 2006, nor does it purport to represent our future financial position.

	June 30, 2006	Pro Forma
	as Reported (a)	Adjustments (b)	Pro Forma June 30, 2006
Assets
Real estate
Land	$975,975	$2,475,740	$3,451,715
Buildings, net	7,081,654	23,972,307	31,053,961
Total real estate	8,057,629	26,448,047	34,505,676

Cash and cash equivalents	75,294,543	(23,611,759)	51,682,784
Restricted cash	377,757	—	377,757
Accounts receivable, net	24,990	—	24,990
Prepaid expenses and other assets	34,041	87,080	121,121
Escrow deposits	4,224,538	(4,224,538)	—
Lease intangibles, net	1,146,230	3,433,078	4,579,308
Total assets	$89,159,728	$2,131,908	$91,291,636

Liabilities and stockholders’ equity

Liabilities
Payables to affiliates	$1,612,153	$—	$1,612,153
Acquired below-market leases, net	233,403	1,933,851	2,167,254
Accrued liabilities	243,093	198,057	441,150
Subscriptions for common stock	373,658	—	373,658
Total liabilities	2,462,307	2,131,908	4,594,215

Commitments and contingencies

Stockholders’ equity
Preferred stock, $.0001 par value per share; 50,000,000 shares authorized, none outstanding	—	—	—
Convertible stock, $.0001 par value per share; 1,000 shares authorized, 1,000 shares issued and outstanding	—	—	—
Common stock, $.0001 par value per share; 350,000,000 shares authorized, 9,859,736 shares issued and outstanding	986	—	986
Additional paid-in capital	86,228,106	—	86,228,106
Retained earnings	468,329	—	468,329
Total stockholders’ equity	86,697,421	—	86,697,421
Total liabilities and stockholders’ equity	$89,159,728	$2,131,908	$91,291,636

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2006

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired Ferncroft Corporate Center on January 1, 2005.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2006.  The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2005, nor does it purport to represent our future operations.

	Six Months	Prior Acquisitions	Statement of
	Ended June 30, 2006	Pro Forma	Revenues and			Pro Forma
	as Reported (a)	Adjustments (b)	Certain Expenses (c)	Pro Forma Adjustments		Six Months Ended June 30, 2006

Rental revenue	$474,244	$203,060	$2,013,802	$263,707	(d)	$2,954,813

Expenses
Property operating expense	135,642	63,175	807,774	—		1,006,591
Real estate taxes	81,516	36,294	107,311	—		225,121
Property management fees	19,647	8,585	41,068	(41,068	) (e)	118,853
				90,621	(f)
Asset management fees	21,980	10,990	—	101,250	(g)	134,220
General and administrative	371,768	1,825	54,333	—		427,926
Depreciation and amortization	174,253	85,647	—	817,099	(h)	1,076,999
Total expenses	804,806	206,516	1,010,486	967,902		2,989,710

Interest income	901,811	—	—	—		901,811

Net income (loss)	$571,249	$(3,456)	$1,003,316	$(704,195)		$866,914

Weighted average shares outstanding:
Basic	5,851,111					5,851,111
Diluted	5,860,605					5,860,605

Earnings per share:
Basic	$0.10					$0.15
Diluted	$0.10					$0.15

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2005

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired Ferncroft Corporate Center on January 1, 2005.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2005.  The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2005, nor does it purport to represent our future operations.

	Year Ended	Prior Acquisitions	Statement of
	December 31, 2005	Pro Forma	Revenues and			Pro Forma
	as Reported	Adjustments	Certain Expenses	Pro Forma		Year Ended
	(a)	(b)	(c)	Adjustments		December 31, 2005

Rental revenue	$—	$1,218,359	$3,022,940	$527,414	(d)	$4,768,713

Expenses
Property operating expense	—	379,051	1,502,792	—		1,881,843
Real estate taxes	—	217,764	217,865	—		435,629
Property management fees	—	51,508	63,762	(63,762	) (e)	187,540
				136,032	(f)
Asset management fees	—	65,940	—	202,500	(g)	268,440
General and administrative	159,163	10,948	127,660	—		297,771
Depreciation and amortization	—	513,884	—	1,634,198	(h)	2,148,082
Total expenses	159,163	1,239,095	1,912,079	1,908,968		5,219,305

Interest income	55,930	—	—	—		55,930

Net income (loss)	$(103,233)	$(20,736)	$1,110,861	$(1,381,554)		$(394,662)

Basic and diluted weighted average shares outstanding	174,833			3,968,630	(i)	4,143,463

Basic and diluted loss per share	$(0.59)					$(0.10)

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.               Reflects our historical balance sheet as of June 30, 2006.

b.              Reflects the acquisition of Ferncroft Corporate Center for $27,836,297, inclusive of closing costs. The acquisition was funded entirely with cash on hand.  We allocated our purchase price to the assets and liabilities below and estimated the remaining useful lives of the tangible and intangible assets as follows:

Description	Allocation	Estimated Useful Life

Land	$2,475,740	—
Building	23,972,307	25 years
Below-market leases	(1,933,851)	3.7 years
Tenant improvements, leasing commissions & legal fees	1,143,635	3.7 years
In-place leases	630,718	3.7 years
Tenant relationships	1,658,725	8.7 years
Prepaid expenses and other assets	87,080	—
Prepaid rent	(198,057)	—
	$27,836,297

We allocated the purchase price to the above tangible and identified intangible assets based on their relative fair values in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations” and No. 142, “Goodwill and Other Intangible Assets” as follows:

The fair value of the tangible assets acquired, consisting of land and buildings, is determined by valuing the property as if it were vacant, and the “as-if-vacant” value is then allocated to land and buildings.  Land values are derived from appraisals, and building values are calculated as replacement cost less depreciation or management’s estimates of the relative fair value of these assets using discounted cash flow analyses or similar methods.  The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

We determine the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate that reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases.  We record the fair value of above-market and below-market leases as intangible assets or intangible liabilities, respectively, and amortize them as an adjustment to rental income over the remaining non-cancelable terms of the respective leases.

The total value of identified real estate intangible assets acquired is further allocated to in-place lease values and tenant relationships based on our evaluation of the specific characteristics of each tenant’s lease and our overall relationship with that respective tenant.  The aggregate value of in-place leases acquired and tenant relationships is determined by applying a fair value model.  The estimates of fair value of in-place leases include an estimate of carrying costs during the expected lease-up periods for the respective spaces, considering current market conditions.  In estimating fair value of in-place leases, we consider items such as real estate taxes, insurance and other operating expenses, as well as lost rental revenue during the expected lease-up period and carrying costs that would have otherwise been incurred had the leases not been in place, including tenant improvements and commissions.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Notes to Pro Forma Consolidated Financial Statements

The estimates of the fair value of tenant relationships also include costs to execute similar leases, including leasing commissions, legal and tenant improvements as well as an estimate of the likelihood of renewal as determined by management on a tenant-by-tenant basis.

We amortize the value of in-place leases to expense over the term of the respective leases.  The value of tenant relationship intangibles is amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building.  Should a tenant terminate its lease, the unamortized portion of the in-place lease value and tenant relationship intangibles would be charged to expense.

Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2006

a.                                       Reflects our historical operations for the six months ended June 30, 2006.

b.                                      Reflects the pro forma adjustments for the acquisition of 12600 Whitewater, which was acquired on March 1, 2006, as if the property had been acquired on January 1, 2005.

c.                                       Reflects the historical revenues and certain expenses of Ferncroft Corporate Center.

d.                                      Reflects the amortization of the below-market lease values over the remaining non-cancelable terms of the leases for Ferncroft Corporate Center of approximately 44 months.

e.                                       Reflects the reversal of historical property and asset management fees for Ferncroft Corporate Center.

f.                                         Reflects the property management fees associated with the current management of Ferncroft Corporate Center.  The Properties are managed by HPT Management Services LP, our affiliate, for a fee of 4.5% of annual gross revenues, as defined in the property management agreement.

g.                                      Reflects the asset management fees associated with Ferncroft Corporate Center.  The assets are managed by HPT Management Services LP, our affiliate, for an annual asset management fee of 0.75% of the asset value.

h.                                      Reflects the depreciation and amortization of Ferncroft Corporate Center using the straight-line method over the estimated useful lives as follows:

Description	Allocation	Estimated Useful Life
Building	$23,972,307	25 years
Real estate intangibles(1)	(159,498)	3.7 years
Tenant relationships	1,658,725	8.7 years

(1)   Included in real estate intangibles is $1,933,851 of below-market lease value, which is amortized to rental income.  See Note d.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005

a.                                       Reflects our historical operations for the year ended December 31, 2005.

b.                                      Reflects the pro forma adjustments for the acquisition of 12600 Whitewater, which was acquired on March 1, 2006, as if the property had been acquired on January 1, 2005.

c.                                       Reflects the historical revenues and certain expenses of Ferncroft Corporate Center.

d.                                      Reflects the amortization of the below-market lease values over the remaining non-cancelable terms of the leases for Ferncroft Corporate Center of approximately 44 months.

e.                                       Reflects the reversal of historical property management fees for Ferncroft Corporate Center.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Notes to Pro Forma Consolidated Financial Statements

f.                                         Reflects the property management fees associated with the current management of Ferncroft Corporate Center.  The property is managed by HPT Management Services LP, our affiliate, for a fee of 4.5% of annual gross revenues, as defined in the property management agreement.

g.                                      Reflects the asset management fees associated with Ferncroft Corporate Center.  The asset is managed by HPT Management Services LP, our affiliate, for an annual asset management fee of 0.75% of the asset value.

h.                                      Reflects the depreciation and amortization of Ferncroft Corporate Center using the straight-line method over the estimated useful lives as follows:

Description	Allocation	Estimated Useful Life
Building	$23,972,307	25 years
Real estate intangibles (1)	(159,498)	3.7 years
Tenant relationships	1,658,725	8.7 years

(1)   Included in real estate intangibles is $1,933,851 of below-market lease value, which is amortized to rental income.  See Note d.

i.                                          Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of our property investments.  The adjustment is computed as follows:

Cash needed to acquire 12600 Whitewater	$9,040,524
Cash needed to acquire Ferncroft Corporate Center	27,836,298
	$36,876,822

Net cash received from each share of common stock issued	$8.90	(1)

Common stock needed to purchase the properties listed above	4,143,463
Less historical weighted average of common stock outstanding at December 31, 2005	(174,833)
	3,968,630

(1)          Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.20 broker dealer fees per share and $0.20 organization and offering costs per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: August 31, 2006	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer